UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2005

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2005, Midway Games Inc. held a conference call discussing financial results for the fourth quarter and year ended December 31, 2004 and financial guidance, including a question and answer period. We are furnishing a transcript of that call to the SEC as Exhibit 99.1 to this Form 8-K. Note that the press release regarding financial results for the fourth quarter and year ended December 31, 2004 and financial guidance was filed on Form 8-K on March 2, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Transcript of Midway Games Inc. Conference Call dated February 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

March 02, 2005	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Midway Games Inc. Conference Call dated February 28, 2005.